EXHIBIT 10.30
                                 ZENASCENT, INC.

                       NOTE AND WARRANT PURCHASE AGREEMENT


Zenascent, Inc.
58 West 58th Street, Suite 24F
New York, NY 10019

Gentlemen:

1. The Loan. Subject to the terms of this Note and Warrant Purchase Agreement (the "Agreement"), ______________ (the "Purchaser") hereby agrees to loan Zenascent, Inc. (the "Company") a principal amount equal to $________. The loan shall be evidenced by a 10% mandatory convertible promissory note in substantially the form attached hereto as Exhibit A (the "Note"). The Purchaser acknowledges and agrees that, pursuant to the terms of the Note, in the event the principal amount of the Note, together with accrued but unpaid interest, is not paid on or before the one hundred twenty (120th) calendar day after the date of the Note, the Company shall have an additional thirty (30) calendar days in which to pay off the principal and accrued but unpaid interest. In the event the principal amount of the Note, together with accrued but unpaid interest, is not paid on or before the one hundred fiftieth (150th) calendar day after the date of the Note, the Purchaser shall be required to convert the outstanding principal amount of the Note, together with accrued but unpaid interest, into that number of shares of the Company's common stock equal to the outstanding principal amount of the Note, together with accrued but unpaid interest, divided by eighty-five percent (85%) of the five day average closing bid price of the Company's common stock for the five trading day period immediately preceding the one hundred fiftieth (150th) calendar day after the date hereof. Unless otherwise defined, the capitalized terms herein shall have the meanings assigned to such terms in the Note.

Payment. The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to, "Zenascent, Inc.," in the full amount of the principal amount of the Note. The wire transfer instructions shall be provided by the Company. Such funds will be marked for the Purchaser's benefit, and will be returned promptly, without interest, penalty, expense or deduction if this Agreement is not accepted by the Company.

2. Deposit of Funds. All payments made as provided in Section 1 hereof shall be deposited by the Company in a bank account until the Agreement has been accepted by the Company and the Agreement, as executed by the Company, together with a Note and Warrant (as defined below) has been delivered (which shall for this purpose be satisfied by facsimile transmission) to the Purchaser.

3. Issuance of Warrant. The Company shall issue the Purchaser a warrant (the "Warrant") to purchase common stock with an aggregate value equal to 50% of the original principal amount of the Note. The exercise price for each share of common stock of the Company for which the Warrant


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can be exercised shall be $.50. The Warrant shall be in  substantially  the form attached hereto as Exhibit B. There will be no warrants for fractional shares. If fractional shares would occur based upon the mathematical formula used in this Section to calculate the number of shares to be issued upon the exercise of the Warrant, the amount of shares will be rounded up to the next highest share. Notwithstanding the foregoing, there are not sufficient shares of common stock of the Company reserved to issue such shares of common stock of the Company if the Note was converted or the Warrant were exercised on the date hereof. If such number of shares of common stock of the Company are for any reason whatsoever still not available to be issued by the Company at the time of the conversion of the Note or exercise of the Warrant, the Company shall so issue such shares of common stock as soon as practicable.

4. Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Notes, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Agreement. If this subscription is rejected in whole, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest, penalty, expense or deduction, and this Agreement will continue in full force and effect to the extent this subscription was accepted. The Purchaser acknowledges and agrees that the Note is one of a number of other promissory notes, which are substantially the same as the Note, which such notes are being issued in connection with the offering of the Note.

5.   Representations   and  Warranties.   The  Purchaser  hereby   acknowledges,
represents, warrants and agrees as follows:

(a) None of the Notes or shares of common stock underlying the Notes or the Warrant are registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. The Purchaser understands that the offering and sale of the Notes and Warrant is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Agreement;

(b) The Purchaser and the Purchaser's attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the "Advisors"), have received all documents requested by Purchaser and its Advisors as they consider necessary or appropriate to evaluate the risks and merits of an investment in the Notes and Warrants, including without limitation, the Quarterly Reports on Form 10-QSB for the quarters ending September 30, 2002 and June 30, 2002; Current Reports on Form 8-K (and Form 8-K/A) dated November 15, 2002, July 16, 2002 and May 15, 2002, respectively; and the Preliminary Proxy Statement filed October 30, 2002 (collectively, the "SEC Documents"). Purchaser acknowledges that the Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Purchaser has reviewed

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copies of all SEC  Documents  deemed  relevant by the Purchaser and its Advisors
(including, without limitation, any "Risk Factors" contained therein). The Purchaser and its Advisors have carefully reviewed such documents and understand the information contained therein, and the Purchaser and the Advisors prior to the execution of this Agreement;

(c) Neither the Securities and Exchange Commission nor any state securities commission has approved the Notes, Warrant or shares of common stock underlying the Notes or Warrant or passed upon or endorsed the merits of the offering or confirmed the accuracy or determined the adequacy of the offering documents. The offering documents have not been reviewed by any Federal, state, provincial or other regulatory authority;

(d) All documents, records, and books pertaining to the investment in the Notes or the Warrant have been made available for inspection by such Purchaser and the Advisors, if any;

(e) The Purchaser and the Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Notes and the Warrant and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and the Advisors, if any;

(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the offering documents or as contained in documents or answers to questions so furnished to the Purchaser or the Advisors by the Company;

(g) The Purchaser is unaware of, is no way relying on, and did not become aware of the offering of the Notes or the Warrant through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Notes and the Warrant and is not subscribing for Notes or the Warrant and did not become aware of the offering of the Notes and Warrant through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

     (h) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Agreement or the transactions contemplated hereby;

(i) The Purchaser or the purchaser's representative, as the case may be, together with the Advisors, have such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable them to utilize the information made available to them in connection with the offering of the Notes and the Warrant to evaluate the merits and risks of

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
an investment in the Notes and the Warrant and the Company and to make an informed investment decision with respect thereto;

(j) The Purchaser is not relying on the Company, or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Notes or the Warrant, and the Purchaser has relied on the advice of, or has consulted with, only his own Advisors;

(k) The Purchaser is acquiring the Notes and the Warrant solely for such Purchaser's own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Notes or the Warrant, or the shares of Common Stock issuable upon repayment or conversion of the Notes or exercise of the Warrant, and the Purchaser has no plans to enter into any such agreement or arrangement;

(l) The Purchaser must bear the substantial economic risks of the investment in the Notes and the Warrant indefinitely because the securities may not be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the Notes and the Warrant to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Stop transfer instructions will be placed with the transfer agent of the securities constituting the Notes and the Warrant .

(m) The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Notes or the Warrant for an indefinite period of time;

(n) The Purchaser is aware that an investment in the Notes and the Warrant involves a number of very significant risks, and, in particular, acknowledges that the Company has had a limited operating history and is engaged in a highly competitive business;

(o) The Purchaser meets the requirements of at least one of the suitability standards for an "accredited investor" as set forth on the Accredited Investor Certification contained herein;

(p) The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Notes or the Warrant, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and

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
deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Notes and the Warrant, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q) The Purchaser and the Advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the offering documents and all documents received or reviewed in connection with the purchase of the Notes and the Warrant and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or the Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisors, if any;

(r) The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of the Notes and the Warrant. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Notes and the Warrant;

(s) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in development-stage companies. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser's net worth and financial circumstances and the purchase of the Notes and the Warrant will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

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(t) The  Purchaser  is  satisfied  that  the  Purchaser  has  received  adequate information with respect to all matters which it or the Advisors, if any, consider material to its decision to make this investment;

(u) Within five days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject; and

(v) THE NOTE AND WARRANT (AND ANY SECURITIES ISSUED UPON CONVERSION OF THE NOTE OR EXERCISE OF THE WARRANT) OFFERED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE NOTE AND WARRANT (AND ANY SECURITIES ISSUED UPON CONVERSION OF THE NOTE OR EXERCISE OF THE WARRANT) IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE NOTE AND WARRANT (AND ANY SECURITIES ISSUED UPON CONVERSION OF THE NOTE OR EXERCISE OF THE WARRANT) HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF ANY OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

6. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, and its officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Agreement.

7. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such

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person's heirs, executors,  administrators,  successors,  legal representatives, and permitted assigns.

8. Modification. This Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

9. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

10. Assignability. This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Notes or Warrant or the shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrant shall be made only in accordance with all applicable laws.

11. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York relating to contracts entered into and to be performed wholly within such State. Each party hereto hereby irrevocably submits to the jurisdiction of any New York State court or United States Federal court sitting in New York County over any action or proceeding arising out of or relating to this Agreement or any agreement contemplated hereby, and each party hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party hereto further waives any objection to venue in such State and any objection to an action or proceeding in such State on the basis of a non-convenient forum. The Purchaser further agrees that any action or proceeding brought against the Company shall be brought only in New York State or United States Federal courts sitting in New York County. EACH PARTY HERETO AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

12. Blue Sky Qualification. The purchase of Notes and the Warrant under this Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Notes and Warrant from applicable Federal, state and provincial securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

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13. Use of Pronouns.  All pronouns and any variations  thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

14. Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

15. Miscellaneous.

(a) This Agreement constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) The Purchaser's representations and warranties made in this Agreement shall survive the execution and delivery hereof and delivery of the Notes and the Warrant.

(c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e) Each provision of this Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Agreement.

(f) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

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                                 ZENASCENT, INC.
                                 SIGNATURE PAGE

     Purchaser hereby elects to subscribe under the Note and Warrant Purchase Agreement for a total of $_________________ principal amount of 10% Mandatory Convertible Promissory Notes (NOTE: to be completed by Purchaser).

Date (NOTE: To be completed by Purchaser):                              , 2003

Please indicate (circle one) whether the purchaser is investing as a(n):

         INDIVIDUAL
         JOINT TENANTS
         TENANTS IN COMMON
         COMMUNITY PROPERTY
         PARTNERSHIP
         CORPORATION
         LIMITED LIABILITY COMPANY
         TRUST

Please fill out this section if the purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY (If the investment is being made as JOINT TENANTS, TENANTS IN COMMON, or as COMMUNITY PROPERTY, please be sure to fill out this section for all purchasers named):

____________________________                      ______________________________
Print Name(s)                                     Social Security Number(s)

____________________________                      ______________________________
Print Name(s) (if more than                       Social Security Number(s)
1 individual)

____________________________                      ______________________________
Signature(s) of Investor(s)                       Signature

____________________________                      ______________________________
Date                                              Address

Please fill out this section if the purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

____________________________                      ______________________________
Name of Partnership,                              Federal Taxpayer
Corporation, Limited                              Identification Number
Liability Company or
Trust

By:_________________________                      ______________________________
Name:                                             State of Organization

Title:                                           Address:______________________

SUBSCRIPTION FOR $ PRINCIPAL AMOUNT OF 10% MANDATORY CONVERTIBLE PROMISSORY NOTES, ACCEPTED AND AGREED TO this ___ day of __________, 2003

Zenascent, Inc.

By:____________________
     Name:
     Title:

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